1,250,000 Shares

                         CURATIVE HEALTH SERVICES, INC.

                                  Common Stock


                             UNDERWRITING AGREEMENT


                                                                          , 1996


SMITH BARNEY INC.
HAMBRECHT & QUIST LLC
VECTOR SECURITIES INTERNATIONAL, INC.
 c/o  SMITH BARNEY INC.
      388 Greenwich Street
      New York, New York 10013

Dear Sirs:

       Curative Health Services, Inc., a Minnesota corporation (the "Company"), proposes to issue and sell an aggregate of 1,250,000 shares (the "Firm Shares") of its common stock, par value $0.01 per share (the "Common Stock"), to you (the "Underwriters"). In addition, solely for the purpose of covering over-allotments, the Company proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 187,500 shares (the "Additional Shares") of Common Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."

       The Company wishes to confirm as follows its agreement with you in connection with the several purchases of the Shares by you.

       1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus subject to completion, relating to the Shares. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits) as amended at the time it becomes effective or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If an additional registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "Additional Registration Statement"), the term "Registration Statement" as used in this Agreement includes the Additional Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference herein to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") and deemed incorporated by reference pursuant to Form S-3 under the Act. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus or any amendment or supplement thereto.

       2. Agreements to Sell and Purchase. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $___ per share (the "purchase price per share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof).

       The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 p.m., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 187,500 Additional Shares from the Company. Additional Shares may be purchased only to cover over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof) bears to the aggregate number of Firm Shares.

       3. Terms of Public Offering. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

       4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, at 10:00 A.M., New York City time, on _________________, 1996 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Company.

       Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between you and the Company.

       Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request by written notice, it being understood that a facsimile transmission shall be deemed written notice, prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds by wire transfer to an account designated by the Company.

       5. Agreements of the Company. The Company agrees with the several Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or any Additional Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment or Additional Registration Statement to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment or Additional Registration Statement has become effective.

          (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any state securities or Blue Sky law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the lifting of such order at the earliest possible time.

          (c) The Company will furnish to you, without charge, four copies of the registration statement as filed with the Commission and of each amendment thereto, including executed signature pages, financial statements and all exhibits and Incorporated Documents thereto and will also furnish to you, without charge, such number of conformed copies of the registration statement as filed and of each amendment thereto, but without exhibits, and Incorporated Documents thereto as you may reasonably request.

          (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Exchange Act which upon filing becomes an Incorporated Document, without delivering a copy of such information, documents or reports to you prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have reasonably requested or may hereafter reasonably request, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus, or to file under the Exchange Act any document which upon filing becomes an Incorporated Document, to comply with the Act, the Exchange Act or any state securities or Blue Sky law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto or Incorporated Document and will expeditiously furnish copies thereof to the Underwriters and dealers in such quantities as you shall reasonably request. In the event that the Company and you agree that the Prospectus should be amended or supplemented, or that a document should be filed under the Exchange Act which upon filing becomes an Incorporated Document, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and the Company will provide such information and file such documents as may be reasonably required to effect such registration or qualification; provided that in no event shall the Company be obligated to file any general consent to service of process or to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

          (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall comply with the provisions of Section 11(a) of the Act.

          (i) During the period of five years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission and (ii) from time to time such other information concerning the Company as you may reasonably request.

          (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof), or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

          (k) The Company will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus.

          (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

          (m) Except as provided in this Agreement, the Company will not sell, offer to sell, contract to sell or otherwise transfer or dispose of any Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock), or grant any options or warrants to purchase Common Stock, for a period of 90 days after the date of the Prospectus, without the prior written consent of Smith Barney Inc. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder,
     (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (C) any shares of Common Stock issued


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

     or options to purchase Common Stock granted pursuant to the Company's existing employee benefit plans or the Company's non-employee director stock plan or dividend reinvestment plan.

          (n) The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current executive officers and directors.

          (o) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (p) The Company will timely file with The Nasdaq Stock Market a notification form for listing of additional shares on The Nasdaq National Market with respect to the Shares.

       6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

          (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

          (b) The Company meets the requirements for use of Form S-3 under the Act. The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto or any Additional Registration Statement shall become effective, and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and, in the case of such registration statement or Additional Registration Statement, did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or in the case of such Prospectus, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter expressly for use therein.

          (c) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, are free of any preemptive or similar rights (other than such rights as shall terminate upon completion of the offering contemplated hereby, as set forth in the Registration Statement and the Prospectus) and have been issued and sold in compliance with all Federal and state securities laws; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus.

          (d) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota with full corporate power and authority to own, lease and operate its properties and to

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


     conduct its business as described in the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

          (e) Wound Care Centers of America, Inc. (the "Subsidiary") is the only subsidiary of the Company which conducts any business or has any significant assets or liabilities; each other subsidiary of the Company is inactive. The Subsidiary is a corporation duly organized, validly existing and in good standing in the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect. All the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as disclosed in the Prospectus (or any amendment or supplement thereto).

          (f) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or the Subsidiary, or to which the Company or the Subsidiary or any of their respective properties is subject, that are required to be described in the Prospectus but are not described as required. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement or an Incorporated Document that are not described or filed as required by the Act or the Exchange Act. Neither the Company nor the Subsidiary is involved in any strike, job action or labor dispute, and to the Company's best knowledge no such action or dispute is threatened.

          (g) Neither the Company nor the Subsidiary is (i) in violation of its respective articles or certificate of incorporation or by-laws, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or the Subsidiary or of any decree of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary, or (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of their respective properties may be bound except for such defaults that would not, singularly or in the aggregate, result in a Material Adverse Effect.

          (h) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act, which has been or will be effected in accordance with this Agreement, and compliance with the securities or Blue Sky laws of various jurisdictions) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles or certificate of incorporation or by-laws of the Company or the Subsidiary, respectively, or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or the Subsidiary is a party or by which the Company or the

     Subsidiary or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or the Subsidiary or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to the terms of any agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary may be bound or to which any of their respective property or assets is subject, except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singularly or in the aggregate, result in a Material Adverse Effect.

          (i) The accountants, Ernst & Young LLP, who have certified or shall certify the audited financial statements filed or to be filed as part of the Registration Statement or the Prospectus (or any amendment or supplement thereto), or incorporated by reference therein are independent public accountants as required by the Act and the Exchange Act.

          (j) The consolidated financial statements, together with the related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), comply with the requirements of the Act and the Exchange Act and present fairly the consolidated financial position, results of operations and changes in stockholders' equity and cash flows of the Company on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such consolidated financial statements and the books and records of the Company and otherwise on the basis stated in the Registration Statement and Prospectus.

          (k) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (l) Except as disclosed in, or otherwise contemplated by, the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any subsidiary of the Company has incurred any liability or obligation, direct or contingent, or entered into any transaction that is material to the Company and its subsidiaries taken as a whole, and there has not been any material change in the capital stock, or material increase in the consolidated short-term or long-term debt, of the Company, or any material adverse change, or any development involving or which may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

          (m) Each of the Company and the Subsidiary has good and marketable title to all property (real and personal) other than Intellectual Property (as defined below), as to which no representation is made pursuant to this paragraph (m), described in the Prospectus as being owned by it, respectively, free and clear of all liens, claims, security interests or other encumbrances except (i) such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement or an Incorporated Document or (ii) do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Subsidiary, and all the property described in the Prospectus as being held under lease by the Company or the Subsidiary is held by it under valid, subsisting and enforceable leases.

          (n) The Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act.

          (o) Each of the Company and the Subsidiary has such permits, licenses, franchises, authorizations and clearances ("Permits") of governmental or regulatory authorities, including, without limitation, the Food and Drug Administration (the "FDA") of the U.S. Department of Health and Human Services and/or any committee thereof and such Permits relating to the provision of healthcare services and products by the Company or the Subsidiary, as are necessary to own, lease and operate its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except where the failure to have such Permits would not, singularly or in the aggregate, have a Material Adverse Effect; subject to such qualifications as may be set forth in the Prospectus, each of the Company and the Subsidiary has fulfilled and performed all its material obligations with respect to the Permits, except where the failure so to comply would not, singularly or in the aggregate, have a Material Adverse Effect, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any Permit. Except as described in the Prospectus, none of the Permits contains any restriction that is materially burdensome to the Company or the Subsidiary. The Company's and the Subsidiary's business practices do not violate any federal or state laws regarding physician ownership of (or financial relationship with) and referral to entities providing healthcare-related goods or services, or laws requiring disclosure of financial interests held by physicians in entities to which they may refer patients for the provision of healthcare-related goods or services, except for any such violations that singularly or in the aggregate would not have a Material Adverse Effect.

          (p) Each of the Company and the Subsidiary owns, jointly owns or has obtained valid and enforceable licenses for the patents, patent applications, inventions, technology, trademarks, trademark registrations, trade names, copyrights, trade secrets and rights described in the Prospectus as being owned or jointly owned by or licensed to it or used by it in the conduct of its business (collectively, the "Intellectual Property") except to the extent that the failure to own or to obtain such licenses for such Intellectual Property would not have a Material Adverse Effect. Except as set forth in the Prospectus (i) to the Company's best knowledge there are no rights of third parties to any such Intellectual Property described in the Prospectus as being owned or jointly owned by or licensed to the Company or the Subsidiary; (ii) to the Company's best knowledge there is no infringement by third parties of any such Intellectual Property described in the Prospectus as being owned or jointly owned by or licensed to the Company or the Subsidiary, except to the extent such infringement would not have a Material Adverse Effect; (iii) there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or the Subsidiary's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property described in the Prospectus as being owned or jointly owned by or licensed to the Company or the Subsidiary, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others that the Company or the Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (vi) to the Company's best knowledge there is no U.S. patent which contains claims that dominate any Intellectual Property described in the Prospectus as being owned or jointly owned by or licensed to the Company or the Subsidiary or which is necessary for the conduct of its business except to the extent that any such domination would not have a
     Material Adverse Effect; and (vii) there is no prior art of which the Company is aware that may render any patent held by the Company or the Subsidiary invalid or any patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

          (q) Except as set forth in the Prospectus, the Company has not received nor is it aware of any communication (written or oral) relating to the termination or modification or threatened termination or modification of the agreements described or referred to in the Prospectus under the captions "Risk Factors-Reliance on Key Customer; Related Party Issues" and "Risk Factors-Contract Terms and Renewals" that alone or in the aggregate would have a Material Adverse Effect nor is it aware of any communication (written or oral) relating to any determination or threatened determination not to renew or extend any agreement described or referred to under such caption at the end of the current term of any such agreement that alone or in the aggregate would have a Material Adverse Effect.

          (r) The property, assets and operations of the Company and the Subsidiary comply in all material respects with all applicable federal, state and local laws, rules, orders, decrees, judgments, injunctions, licenses, permits or regulations relating to environmental matters (the "Environmental Laws"). To the Company's best knowledge, neither the Company's nor the Subsidiary's property, assets or operations is the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release of any substance into the environment regulated by or forming the basis of liability under any Environmental Laws (a "Hazardous Material"). Neither the Company nor the Subsidiary has received any notice or claim, nor are there any pending or, to the Company's best knowledge, threatened or reasonably anticipated lawsuits against the Company or the Subsidiary with respect to violations of an Environmental Law or in connection with the release of any Hazardous Material into the environment. Neither the Company nor the Subsidiary has any material contingent liability in connection with any release of Hazardous Material into the environment.

          (s) The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; all policies of insurance insuring the Company or the Subsidiary or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiary are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or the Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

          (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (u) Neither the Company nor the Subsidiary nor, to the Company's best knowledge, any employee or agent of the Company or the Subsidiary has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

          (v) The Company and the Subsidiary have filed all federal, state, local and foreign tax returns and tax forms required to be filed; such returns and forms are complete and correct in all material respects; and all taxes shown by such returns or otherwise assessed that are due or payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. All payroll withholdings required to be made by the Company with respect to employees have been made. The charges, accruals and reserves on the books of the Company and the Subsidiary in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes; and there have been no tax deficiencies asserted and, to the best knowledge of the Company, no tax deficiency might be reasonably asserted and threatened against the Company or the Subsidiary that could, singularly or in the aggregate, have a Material Adverse Effect.

          (w) No holder of any security of the Company has any right (not heretofore waived) to require registration of shares of Common Stock or any other security of the Company because of the filing of the registration statement or the consummation of the transactions contemplated by this Agreement and, except as disclosed in the Prospectus, no person has the right to require registration under the Act of any shares of Common Stock or other securities of the Company. No person has the right, contractual or otherwise, to cause the Company to permit such person to underwrite the sale of any of the Shares. Except as described in or contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any of its subsidiaries or any security convertible into or exchangeable or exercisable for capital stock of the Company or any of its subsidiaries.

          (x) Neither the Company nor any of its subsidiaries is, and, upon the sale of the Shares to be issued and sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (y) The Company and its subsidiaries are in compliance with all provisions of Florida Statutes ss. 517.075 and the regulations thereunder, relating to issuers doing business with Cuba.

          (z) The Incorporated Documents heretofore filed were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such document was filed), complied with the requirements of the Exchange Act; and any further Incorporated Documents will, when so filed, be filed in a timely manner and comply with the requirements of the Exchange Act and, when read together with the other information in the Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Prospectus not misleading.

       7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, judgments, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of Shares by such Underwriter to any person if (i) a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus and (ii) the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

       (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, such Underwriter or such controlling person shall promptly notify the Company, and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person, to the extent provided in the preceding paragraph, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

       (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing
Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

       (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company and the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 10 hereof) and not joint.

       (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

       (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

       8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or an Additional Registration Statement to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment or Additional Registration Statement shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties, net worth, or results of operations of the Company not contemplated by the Prospectus, which in your opinion would materially, adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company or any of its subsidiaries, or any officer or director of the Company or any of its subsidiaries, which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any state securities or Blue Sky law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would in your opinion materially, adversely affect the market for the Shares.

          (c) You shall have received on the Closing Date an opinion of Dorsey & Whitney LLP, counsel for the Company, dated the Closing Date and addressed to you, to the effect that:

               (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota with corporate power to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly qualified to do business as a foreign corporation and is in good standing in each U.S. jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect;

               (ii) The Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly qualified to do business as a foreign corporation and is in good standing in each U.S. jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect; and the outstanding shares of common stock of the Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, to the knowledge of such counsel, are owned of record by the Company free and clear of any liens, pledges or other encumbrances, except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto);

               (iii) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus, and the authorized capital stock of the Company conforms in all material respects to the description thereof incorporated by reference in the Prospectus;

               (iv) All the shares of capital stock of the Company outstanding prior to the issuance of the Shares have been duly authorized and validly issued, are fully paid and nonassessable and, to the knowledge of such counsel, all of the shares of capital stock of the Company issued since June 28, 1988 were offered and sold in compliance with the securities registration and broker/dealer registration requirements under the federal securities laws and applicable state securities laws, or in compliance with applicable exemptions therefrom;

               (v) The Shares have been duly authorized and, upon issuance and delivery to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of (A) any preemptive rights arising under the Company's articles of incorporation or the Minnesota Business Corporation Act or (B) to the knowledge of such counsel, similar rights that entitle or will entitle any person to acquire any shares of capital stock of the Company upon the issuance and sale of the Shares by the Company;

               (vi) The form of certificate for the Shares conforms to the requirements of the Minnesota Business Corporation Act;

               (vii)  The   Registration   Statement   and  all   post-effective
          amendments, if any, have been declared effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

               (viii) The Company has the corporate power to execute and deliver this Agreement and to issue, sell and deliver the Shares to the Underwriters as provided herein, and this Agreement has been duly authorized by all requisite corporate action, executed and delivered by the Company;

               (ix) To the knowledge of such counsel, neither the Company nor the Subsidiary is in violation of its articles or certificate of incorporation or bylaws, or in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness filed as an exhibit to the Registration Statement or any Incorporated Document;

               (x) The execution  and delivery of this  Agreement by the Company and the issuance, sale and delivery of the Shares pursuant hereto will not violate or conflict with the articles or certificate of incorporation or bylaws of the Company or the Subsidiary and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, any agreement to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of their respective properties is bound that is an exhibit to the Registration Statement or any Incorporated Document; and the execution and delivery of this Agreement by the Company and the issuance, sale and delivery of the Shares pursuant hereto will not violate any law, rule or regulation of any governmental authority or regulatory body (assuming compliance with state securities and "blue sky" laws), or any judgment, order or decree known to such counsel and applicable to the Company or the Subsidiary of any court, governmental agency or arbitrator;

               (xi) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company or the Subsidiary for the issuance, sale and delivery of the Shares pursuant to this Agreement, except such as have been obtained or made and such as may be required under state securities or "blue sky" laws;

               (xii) To the knowledge of such counsel, (A) there are no pending or threatened legal claims or governmental proceedings against the Company or the Subsidiary, or to which the Company or the

         Subsidiary or any of their respective properties is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that are not described as required and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the
         Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required, as the case may be;

               (xiii) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act; and each document incorporated by reference in the Prospectus, at the time it was filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act (except in each case for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion);

               (xiv) The statements in the Registration Statement and Prospectus (except for the matters expressly covered by the opinions being delivered pursuant to paragraph (d) and (e) of this Section 8, as to which such counsel need not express any opinion pursuant to this paragraph (c)(xvi)), insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly present the information called for with respect to such documents and matters in all material respects;

               (xv) Except as described in the Prospectus, such counsel does not know of any person who has the right, contractual or otherwise, to cause the Company to permit them to underwrite the sale of any of the Shares; and, to the knowledge of such counsel, neither the filing of the Registration Statement nor the offering or sale of the Shares gives rise to any rights for or relating to the registration of any securities of the Company, except for any such rights as have been satisfied, waived or terminated; and

               (xvi) Such counsel has no reason to believe that any governmental or regulatory authorization, approval, order, license, certificate, franchise or permit obtained by the Company or the Subsidiary and material to the Company's business, taken as a whole, is not in full force and effect; and, to the knowledge of such counsel, neither the Company nor the Subsidiary has received any notice of proceedings relating to revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which revocation or modification would have a Material Adverse Effect.

       In addition, such counsel shall state that although such counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that any amendment or supplement to the Prospectus, as of its date, and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus).

       In rendering their opinion as aforesaid, counsel may rely as to matters of fact upon certificates of officers of the Company and of governmental officials, and as to matters of law upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States, the State of Minnesota or the State of New York or the corporation law of the State of Delaware; provided that (1) each such local counsel is acceptable to the Underwriters, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion or certificate is delivered to the Underwriters and is, in form and substance, satisfactory to them and counsel for the Underwriters and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

          (d) You shall have received on the Closing Date an opinion of Dorsey & Whitney LLP, patent counsel for the Company, dated the Closing Date and addressed to you to the effect that:

               (i) To the knowledge of such counsel, each of the Company and the
          Subsidiary owns, jointly owns or has obtained licenses for all patents and patent applications relating to the Intellectual Property described in the Prospectus as being owned or jointly owned by or licensed to it;

               (ii) To the  knowledge of such counsel (A) except as described in the Prospectus, there are no rights of third parties to any Intellectual Property that is described in the Prospectus as being owned or jointly owned by or licensed to the Company or the Subsidiary and that is necessary for the conduct of its business; (B) except as set forth in the Prospectus, there is no infringement by third parties of any such Intellectual Property described in the Prospectus as owned or jointly owned by or licensed to the Company or the Subsidiary, except to the extent such infringement would not have a Material Adverse Effect; (C) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company or the Subsidiary in or to such Intellectual Property described in the Prospectus as owned or jointly owned by or licensed to the Company or the Subsidiary; (D) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity and scope of the Intellectual Property described in the Prospectus as owned or jointly owned by or licensed to the Company or the Subsidiary; and (E) there is no pending or threatened action, suit, proceeding or claim by others that the Company or the Subsidiary infringes or otherwise violates any U.S. patent;

               (iii) Although such counsel has not been asked to conduct, and has not conducted, any independent investigation into the following matters, to the knowledge of such counsel (A) there is no U.S. patent which contains claims that dominate any Intellectual Property described in the Prospectus as being owned or jointly owned or used by or licensed to the Company or the Subsidiary and that is necessary for the conduct of its business; (B) there is no prior art that has not been disclosed to the U.S. Patent and Trademark Office that (x) renders invalid any patent described in the Prospectus as being owned or jointly owned or used by or licensed to the Company or the Subsidiary and that is necessary for the conduct of its business or
         (y) renders unpatentable any patent application described in the Prospectus as being owned or jointly owned by or licensed to the Company or the Subsidiary and that is necessary for the conduct of its business; and (C) there has been no inequitable conduct with respect to the prosecution of any of the patents described in the Prospectus as being owned or jointly owned by the Company or the Subsidiary and that is necessary for the conduct of its business; and

               (iv) The statements in the Prospectus under the captions "Risk Factors --Patents and Proprietary Rights" and "Business -- Patents and Proprietary Rights," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein are accurate in all material respects and fairly present the information purported to be shown.

          (e) You shall have received on the Closing Date an opinion of Hyman, Phelps & McNamara, P.C., regulatory counsel for the Company, dated the Closing Date and addressed to you to the effect that the statements in the Prospectus under the captions "Risk Factors -- Potential Government Regulation of Procuren" and "Business -- Government Regulation" and other references therein to food and drug regulatory matters, insofar as such statements constitute descriptions or summaries of applicable federal statutes, laws, regulations, requirements or procedures concerning the FDA, are accurate in all material respects and fairly present the information purported to be shown in light of the circumstances under which they were made.

          (f) You shall have received on the Closing Date an opinion of Dewey Ballantine, counsel for the Underwriters, dated the Closing Date and addressed to you with respect to the matters referred to in clauses (v) (other than subclause (B) thereof), (vii), (viii), (xiii) and the penultimate paragraph of Section 8(c) hereof and such other related matters as you may request. In rendering their opinion, Dewey Ballantine may rely as to matters of Minnesota law upon the opinion of Dorsey & Whitney LLP.

          (g) You shall have received letters addressed to you and dated the date hereof and the Closing Date from Ernst & Young LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

          (h)(i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, contemplated by the Commission at or prior to the Closing Date and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with;
     (ii) there shall not have been any material change in the capital stock of the Company nor any material increase in the consolidated short-term or long-term debt of the Company from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole; (iv) neither the Company nor any of its subsidiaries shall have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and its subsidiaries, taken as a whole, other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), as to the matters set forth in this Section 8(h) and in Section 8(i) hereof.

          (i) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (j) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

       All such opinions, certificates, letters and other documents shall be satisfactory in form and substance to you and counsel for the Underwriters.

       Any certificate or document signed by any officer of the Company and delivered to you, or to counsel for the Underwriters, shall be deemed a representation or warranty by the Company to each Underwriter as to the statements made therein.

       The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 8, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (f) and paragraph (h) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c) and (d) shall be revised to reflect the sale of Additional Shares.

       9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including consolidated financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the offering of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Common Stock under the Exchange Act and the additional listing of the Shares on The Nasdaq National Market; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the reasonable fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc. in connection with the offering; (viii) the transportation and other expenses incurred by or on behalf of representatives of the Company (other than employees of Smith Barney Inc., Hambrecht & Quist LLC and Vector Securities International, Inc.) in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) the performance by the Company of its other obligations under this Agreement.

       10. Effective Date of Agreement.  This Agreement shall become  effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or an Additional Registration Statement to be declared effective before the offering of the Firm Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment or Additional Registration Statement has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, by notifying the Company.

       If any Underwriter shall fail or refuse to purchase Firm Shares which it is obligated to purchase on the Closing Date and arrangements satisfactory to the non-defaulting Underwriters and the Company for the purchase of such Firm Shares by the non-defaulting Underwriters or by another party or parties satisfactory to the non-defaulting Underwriters and the Company are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriters or the Company. In any such case which does not result in termination of this Agreement, either the non-defaulting Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the defaulting Underwriter from liability in respect of such default under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not identified in this Agreement who purchases Firm Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

       Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

       11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company, by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or The Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization and passive market making legends on the inside front cover page and the statements in the first, third and last paragraphs under the caption "Underwriting" in any Prepricing

Prospectus and in the Prospectus constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 6(b) and 7 hereof.

       13. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 14 Research Way, Box 9052, East Setauket, New York 11733-9502,
Attention: John Vakoutis, President and Chief Executive Officer, with a copy to Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402,
Attention: Timothy S. Hearn, Esq., or (ii) if to you, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division, with a copy to Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, Attention: Frederick W. Kanner, Esq.

       This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors, its officers who sign the Registration Statement and the controlling persons referred to in Section 7 hereof and, to the extent provided herein, their respective successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

       14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

       This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

       Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                                        Very truly yours,

                                        CURATIVE HEALTH SERVICES, INC.



                                        By:
                                        -------------------------------------
                                        John Vakoutis
                                        President and Chief Executive Officer


Confirmed as of the date first
above-mentioned.

SMITH BARNEY INC.
HAMBRECHT & QUIST LLC
VECTOR SECURITIES INTERNATIONAL, INC.



By:  SMITH BARNEY INC.



By:
   ----------------------------------
    Managing Director

                                   SCHEDULE I


                         CURATIVE HEALTH SERVICES, INC.



                                                        Number of
Underwriter                                            Firm Shares
- -----------                                            -----------

Smith Barney Inc....................................
Hambrecht & Quist LLC...............................
Vector Securities International, Inc................
                                                         ---------

                        Total.......................
                                                         1,250,000
                                                         =========